Exhibit 99.1

Spectrum Brands Announces Proposed Offering of $500 Million of Senior Secured Notes

MADISON, Wis.--(BUSINESS WIRE)--June 1, 2010--Spectrum Brands, Inc. (NYSE: SPB), in connection with its proposed merger with Russell Hobbs to create a new global $3 billion consumer products company, announced today its intention to offer $500 million aggregate principal amount of Senior Secured Notes due 2018 (the “Notes”). The Notes will be guaranteed by Spectrum Brands’ existing and future domestic restricted subsidiaries and secured by liens on substantially all of the assets of Spectrum Brands and the guarantors.

As part of the transaction with Russell Hobbs, the combined companies intend to refinance a portion of Spectrum Brands’ existing senior debt and a portion of Russell Hobbs’ existing senior debt through a combination of a $1 billion new term loan due 2017, the $500 million in new Notes contemplated in the offering announced in this press release and a new $300 million ABL revolving facility due 2014. Other than the previously announced amendment, no change to Spectrum Brands’ senior subordinated notes due 2019 is contemplated as part of this transaction. In addition to serving to refinance existing debt, the expected net proceeds from the offering of the Notes, together with the borrowings under Spectrum Brands’ anticipated new term loan and ABL revolving facility, will be used to pay the fees and expenses incurred in connection with the proposed combination with Russell Hobbs.

The closing of the new financings is conditioned upon the closing of the proposed business combination with Russell Hobbs, which is expected to close on the same date or shortly after Spectrum Brands’ Special Meeting of Shareholders scheduled for June 11, 2010.

The Notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States in reliance on Regulation S under the Securities Act.

The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any offer, solicitation or sale of any Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Spectrum Brands

Spectrum Brands is a global consumer products company and a leading supplier of batteries, shaving and grooming products, personal care products, specialty pet supplies, lawn & garden and home pest control products, personal insect repellents and portable lighting. Helping to meet the needs of consumers worldwide, included in its portfolio of widely trusted brands are Rayovac®, Remington®, Varta®, Tetra®, Marineland®, Nature’s Miracle®, Dingo®, 8-In-1®, Spectracide®, Cutter®, Repel®, and HotShot®. Spectrum Brands' products are sold by the world's top 25 retailers and are available in more than one million stores in more than 120 countries around the world. Spectrum Brands generates annual revenue from continuing operations in excess of $2 billion.

Certain matters discussed in this news release, with the exception of historical matters, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially as a result of (1) Spectrum Brands’ ability to manage and otherwise comply with its covenants with respect to its significant outstanding indebtedness, (2) Spectrum Brands’ ability to identify, develop and retain key employees, (3) risks that changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in consumer demand for the various types of products Spectrum Brands offers, (5) unfavorable developments in the global credit markets, (6) the impact of overall economic conditions on consumer spending, (7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) Spectrum Brands’ ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives and (10) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in Spectrum Brands’ securities filings, including the most recently filed Annual Report on Form 10-K or Quarterly Reports on Form 10-Q. Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market.

In addition, the following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements:

  the failure of Spectrum Brands’ stockholders to approve the proposed business combination with Russell Hobbs;
  the risk that the businesses will not be integrated successfully;
  the risk that synergies will not be realized;
  the risk that the combined company following the proposed business combination with Russell Hobbs will not realize on its financing strategy;
  litigation in respect of either company or the proposed business combination with Russell Hobbs; and
  disruption from the proposed business combination with Russell Hobbs making it more difficult to maintain certain strategic relationships.

Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this release. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Additional factors that may affect future results and conditions are described in Spectrum Brands' filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's web site at www.sec.gov or at Spectrum Brands' website at www.spectrumbrands.com.

IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC

This communication is being made in respect of a proposed business combination involving Spectrum Brands and Russell Hobbs. In connection with the proposed transaction, Spectrum Brands Holdings, Inc. ("SB Holdings”) has filed with the SEC a Registration Statement on Form S-4 that includes the definitive proxy statement of Spectrum Brands and that also constitutes a prospectus of SB Holdings. This press release is not an offer to sell SB Holdings securities and is not soliciting an offer to buy SB Holdings securities in any state where the offer and sale is not permitted.

On or around May 12, 2010, Spectrum Brands began mailing the definitive joint proxy statement/prospectus to its stockholders of record as of the close of business on May 5, 2010.. INVESTORS AND SECURITY HOLDERS OF SPECTRUM BRANDS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the Registration Statement and joint proxy statement/prospectus and other documents filed with the SEC by Spectrum Brands through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and definitive joint proxy statement/prospectus and other documents filed with the SEC can also be obtained on Spectrum Brands' website at www.spectrumbrands.com.

PROXY SOLICITATION

Spectrum Brands, Russell Hobbs and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Spectrum Brands and Russell Hobbs stockholders in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Spectrum Brands and Russell Hobbs stockholders in connection with the proposed acquisition is set forth in the definitive joint proxy statement/prospectus filed with the SEC. You can find information about Spectrum Brands' executive officers and directors in its annual report on Form 10-K filed with the SEC on December 29, 2009. You can obtain free copies of these documents from Spectrum Brands in the manner set forth above.

CONTACT:
Spectrum Brands
Investor Contact:
Carey Phelps, 770-360-5292
DVP Investor Relations
or
MS&L for Spectrum Brands
Media Contact:
Frank Ranew, 404-870-6832